                                                                     EXHIBIT 3.1


      [HAWAIIAN VINTAGE CHOCOLATE COMPANY, INC. COMMON STOCK CERTIFICATE]

Number                                                                 Shares
 HVC                   [HAWAIIAN VINTAGE CHOCOLATE LOGO]              SPECIMEN

COMMON STOCK                                                        COMMON STOCK

                                                               CUSIP 420040 10 7

                    HAWAIIAN VINTAGE CHOCOLATE COMPANY, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF HAWAII


This certifies that

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                                    SPECIMEN


is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE
                           PAR VALUE OF $.001 EACH, OF

                    HAWAIIAN VINTAGE CHOCOLATE COMPANY, INC.
transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-laws of the Corporation and all amendments thereto and restatements thereof (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers, and its corporate seal to be hereunto affixed.

Dated:

                [HAWAIIAN VINTAGE CHOCOLATE COMPANY, INC. SEAL]
                                  INCORPORATED
                                 JULY 14, 1993
                                     HAWAII

/s/ [Signature Illegible]                              /s/ JAMES WALSH

        SECRETARY                                           PRESIDENT


COUNTERSIGNED AND REGISTERED:
  REGISTRAR AND TRANSFER COMPANY
     TRANSFER AGENT AND REGISTRAR

BY
         SPECIMEN

             AUTHORIZED SIGNATURE